Pieris Pharmaceuticals, Inc. Nasdaq:PIRS Jefferies Conference - Investor Presentation June 2016   Exhibit 99.1

Forward Looking Statements Non-Confidential Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our Annual Report on form 10-K filed with the SEC on March 23, 2016. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

Corporate Profile

pieris PHARMACEUTICALS

Unique Platform and Drug Class	**Anticalins® – Novel Therapeutic Proteins** ▪ Superior drug-like properties; novel modes of action ▪ Potentially transformative multispecifics capabilities ▪ Track record of delivering to Big Pharma specifications
Multiple Value Drivers	**Multiple Paths to Revenues & Risk Diversification** ▪ High-value disease areas, including respiratory and IO ▪ Partnerships with leading pharmas: Roche, Sanofi, Daiichi: deal potential >$700M plus royalties ▪ Several emerging clinical value inflection points
Next-Gen IO Therapies	**Novel Bispecifics & Complete Independence** ▪ 4-1BB (CD137) / HER2 (PRS-343): targeted T cell agonist offers high differentiation over mAbs ▪ PD-1 based bispecific (PRS-332): synergistic dual checkpoint blockade; future combination with PRS-343

Non-Confidential 3

Anticalins are a Novel Class of Therapeutic Binding Proteins

Drug Class With Favorable Properties…

- Anticalins® are derived from lipocalins – human extracellular binding proteins
- Small (18 kDa vs 150 kDa mAbs), high selectivity and potency, non-immunogenic
- Very stable

…Powered by Reliable Platform

- Highly diverse libraries (>10^{11}) of potential drug candidates
- Automated high-throughput drug screening technology (phage display)
- Extensive protein engineering know-how

High Hit Rates | Quick to Development Candidate | Versatile Use

Human lipocalin



Red = key areas of target engagement



Anticalin in complex with a small molecule (Y-DTPA)



Anticalin bound to the hepcidin peptide



Anticalin bound to the CTLA4 protein

Non-Confidential 4

Anticalins Share Several Features with mAbs Yet are Highly Differentiated pieris PHARMACEUTICALS

Differentiating Features	 Antibody	 Anticalin
Human-derived	✓	✓
Natural binding molecule	✓	✓
Non-immunogenic	✓	✓
High affinity and specificity	✓	✓
Systemic delivery	✓	✓
Tunable pharmacokinetics – PRS-080	(✓)	✓
Local delivery (e.g., inhalation) – PRS-060		✓
Versatile multispecifics – PRS-343		✓

Safety Related

Efficacy Related

Non-Confidential

5

Anticalin® Product Pipeline

pieris PHARMACEUTICALS

	Product	Target(s)	Indication	Partner	Discovery	Preclinical	IND-enabling	P1	P1b/2a
Proprietary Non-IO	PRS-080	Hepcidin	Anemia	pieris	Half-life-optimized Anticalin – fastest drug to cPOC				
	PRS-060	IL4Ra	Asthma	pieris	Inhalable Anticalin				
IO	PRS-343	4-1BB (CD137) / HER2 bispecific	Immuno-Oncology	pieris	mAb-Anticalin				
	PRS-332	PD-1 / X		pieris	mAb-Anticalin				
	PRS-342	CD137/GPC3		pieris	Ac-Ac (Fc)				
	PRS-300s	n.d.		pieris					
	Roche	n.d.		Roche					
Non-IO Partnered Programs	Daiichi	PCSK9	Dyslipidemia	Daiichi-Sankyo	Half-life optimized Anticalin (DS-9001)				
	Daiichi	n.d	n.d.	Daiichi-Sankyo					
	Sanofi	*P. aeruginosa*	Infectious disease	SANOFI	Tetraspecific Anticalin				
	Zydus	cMet	Oncology	Zydus dedicated to life					

Non-Confidential

6

Anticalins in Anemia and Asthma

PRS-080: Best-in-Class Hepcidin Antagonist for Anemia of Chronic Disease

Hepcidin Elevation – a hallmark of anemia of chronic disease liver
duodenum
↑hepcidin
hepcidin
hepcidin
hepcidin
plasma
Fe-Tf
bone marrow
RBC
spleen

Hepcidin plays a significant role in the assimilation, mobilization and processing of iron for erythropoiesis

Haematologica 2013 98:11

- First Anticalin projected to achieve clinical Proof of Concept (increased hemoglobin)
- Addressing anemia patients poorly responsive to ESAs and iron therapies
- Excellent Ph I results (ASH 2015)
  - Safe and well tolerated in healthy subjects (36 drug + 12 placebo)
  - Mode of action (iron mobilization) confirmed
    - Statistically significant increase in serum iron mobilization relative to placebo ($p = 0.005$)
- First-in-patient trial (ESRD) underway
  - Single Ascending Dose trial completion expected H2 2016 in anemic pts undergoing hemodialysis
  - Multi-dose completion expected mid 2017
    - Hemogloblin (Hb), reticulocyte concentration of Hb as endpoints

Target anemia population in U.S. ~ 90,000 patients

Non-Confidential
8

PRS-060: First-in-Class Inhaled IL4Ra Antagonist For Uncontrolled Asthma



Inhaled Anticalin for local IL4Ra blockade



Systemic exposure with s.c. mAbs targeting IL-4Ra

PRS-060 inhibits IL4Ra-mediated inflammation *in vivo*



Fold Change in Ccl11
1.5
1.0
0.5
0.0
Percentage inhibition
97% 86% 73% 58% 47%
hIL-13
Treat: Veh 50µg 2µg
Pre (hr): 0.5 4 8 24

- First **inhaled biologic** to potently engage highly validated asthma target (IL4Ra)
  - IL4Ra has emerged as a critical target in inflammation associated with uncontrolled asthma
  - Target engagement on lung tissue via pulmonary delivery is a key differentiator over s.c. mAbs
  - Potential low-dose, low-COGs alternative to mAbs
- *In vivo* proof of concept for pulmonary delivery in preclinical disease models achieved
- Formulability for pulmonary delivery achieved
- IND-enabling studies underway
- First-in-man study planned for 1H 2017
- Clear line of sight to clinical POC in biomarker-focused trial

Target asthma population WW ~ 20 Mio patients

Non-Confidential 9

Anticalins in Immuno-Oncology Differentiation Through Unique Multispecific Formats

Not Just Another Bispecifics Platform… Anticalin-Based Drug Candidates Can Be Tailored to Multiple Formats Pure Anticalins Multispecific mAb-Anticalins Multispecific Fc-Anticalins Potent Multi-target Engagement │Novel MoA │ Excellent Drug-like Properties Building blocks Mono’ Bi’ Tri’ Tetra’ Ac Fc mAb linker Non-Confidential

First IO Partnership with Roche Validates Approach Scope: Independent from PRS-300 Series programs One-target but potentially multi-program Roche solely responsible from IND-enabling studies Economics: Pieris receives upfront payment of ~US$6.5 million Roche fully funds collaborative research phase Total potential deal could exceed US$400 million Majority of agreed payments for development milestones Not including royalties, which are up to low double-digit Implications: Validation of Anticalins by industry leader in cancer biologics Ability to sign additional partnerships Free cash flow to advance proprietary programs Non-Confidential

Lead IO Program (PRS-343) Addresses Biology That’s Been Intractable for mAbs T cell Tumor-targeting mAb or Ac Immune system- targeting Anticalin Tumor cell Pieris’ tumor-targeted IO bispecifics or The Challenges of Agonistic mAb Approaches Inconsistent agonistic activity in vivo (e.g. urelumab vs. utomilumab) Systemically agonizing mAbs have resulted in narrow therapeutic window due to cytokine storm (urelumab, TGN1412 ) Potential Benefits of Pieris’ Approach Tumor-targeted drug clustering drives localized T cell activation Reduced T cell-mediated systemic toxicity Increased therapeutic index in patients unresponsive to standard of care Non-Confidential

PRS-343: 4-1BB/HER2 Bispecific
Target Rationale for Lead IO Program

4-1BB (CD137) – Key Costimulatory Target

- Preclinically and clinically validated
  - Marker for tumor-reactive T cells
  - Activation leads to tumor elimination in vivo
- Pure mAb approaches are sub-optimal
  - Systemic immune system engagement
  - Doses required for T cell activation have led to severe toxicity

HER2 – Validated but not fully exploited

- Restricted expression on normal tissue favors immunotherapy approach
- Several HER2+ tumors nonresponsive to approved anti-HER2 therapies
  - Bladder, Gastric, Endometrial, Breast, etc.
  - Several non-responders have CD137+ TILs (T cells in tumor microenvironment)



CD137-
targeting Ac
HER2-
targeting mAb
T cell receptor
Tumor-specific T Cell
Clustering contributes to T Cell activation
CD137
MHC-peptide
Her2
Tumor Cell

Non-Confidential 14

Bispecific Geometry Impacts Activation of Human T Cells Cell activation = IL-2 response Construct A Construct B Construct C Construct D Constructs A to D exhibit different potency ex vivo, demonstrating the importance of bispecific geometry a-CD3 antibody Non-Confidential

T Cell Activation is HER2 Target-Dependent Construct A Construct B Construct C Construct D IL-2 response with Her2 blockade Addition of excess HER2-targeting trastuzumab prevents PRS-343 binding to HER2-positive cells and results in a loss of activity, as intended, confirming mode of action a-CD3 antibody Excess trastuzumab Non-Confidential

PRS-343 Inhibits Tumor Growth and Expands TILs in Cancer Model Isotype 100µg PRS-343 100µg no PBMC anti-CD137 benchmark 100µg Tumor growth (Median) TIL (hCD45-staining of tumors) PRS-343 shows best response PRS-343 leads to strong lymphocyte infiltration in tumors Anti-CD137 benchmark mAb inferior insignificant response compared to isotype control no significant tumor infiltration of lymphocytes SK-OV-3 tumor model TIL (digital quantitation of IHC) Non-Confidential

High Mortality Rate With Anti-CD137 mAb, But Not PRS-343, Supports Enhanced Safety of Targeted T Cell Activation CD45+ of PBMC CD3+ of CD45+ CD3+CD8+ of CD45+ PBMC phenotyping at day 19 1 GvHD = graft vs host disease 2 Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78 Mortality on Day 20 Accelerated GvHD1 & significant mortality w/ benchmark CD137 mAb in line with literature2 Toxicity corresponds with expansion of CD8-positive T cells in PBMC for this group Non-Confidential

PRS-343 Target Indication Rationale & Prioritized Indications Known Immune Component Existing tumor-infiltrating lymphocyte (TIL) repertoire Validated role of CD137 High Medical Need Populations where current HER2 therapies don’t work HER2 = Attractive Marker Enriched in target population; linked to poor prognosis Targeted Indication Characteristics Significant Commercial Potential Sizeable target population Clear Registration Path Manageable trial size and duration with clear endpoints Advanced Gastric Cancer Muscle-invasive Bladder Cancer Resistant Metastatic HER2+Breast Cancer Non-Confidential

PRS-343 Phase 1 Initiation Planned for 1H17


2016
2017
2018
PRS-343
CD137/HER2
IND-enabling
Ph I mono
combo w/ PD-1 mAb

- **Lead drug candidate progressing through IND enabling studies**
  - Demonstrated ability to activate human T cells consistent with desired mode of action
    - Potent, tumor-dependent activation
    - Differentiation over anti-CD137 mAbs
  - Desired drug-like properties
    - CMC / manufacturing: robust titers and long-term stability
    - Low risk of immunogenicity observed *ex vivo*
    - Antibody-like half-life in mouse and cynomolgus monkey
- **First-in-Patient Clinical Trial planned for 1H17**
  - HER2+ solid tumor patients unresponsive to SOC



Non-Confidential 20

PRS-342: 4-1BB/GPC3 Bispecific Repeating the Targeted Co-stim Paradigm Protease-resistant, non-immunogenic linkers Anti-CD137 Anticalin Anti-GPC3 Anticalin IgG4 Fc variant PRS-342 GPC3 Expression is pronounced in multiple cancers that are known to have CD137+ TILs Hepatocellular Carcinoma (HCC): Overexpressed in 60-80% of lesions with no expression in healthy liver tissue; correlated with poor prognosis Merkel Cell Carcinoma: Overexpressed in 80% of tumors Melanoma: Overexpressed in 40-80% of melanoma lesions Non-Confidential

PRS-342: 4-1BB/GPC3 Bispecific
Tumor-Dependent T Cell Activation


IL-2
T Cell
Activation
Signal 1
Signal 2
PRS-342
construct
+/- GPC3
blockade
α-CD3
antibody
Hep3B cell
(GPC3-pos.)
culture dish


IL-2 response to PRS-342
Without GPC3 blockade
Construct A
IL-2 [pg/mL]
15000
10000
5000
0
0.001
0.01
0.1
1
concentration [µg/mL]


IL-2 response to PRS-342
with GPC3 blockade
Construct A + GPC3 block
IL-2 [pg/mL]
15000
10000
5000
0
0.001
0.01
0.1
1
concentration [µg/mL]

Expands therapeutic applications of key IO targets
Wholly owned, internally generated

Non-Confidential 22

Lead Dual Checkpoint Antagonist (PRS-332): Aims to Enhance Clinical Activity of PD-1

pieris PHARMACEUTICALS



Undisclosed anti-c.p. Ac
PD-1 mAb
Peptide linker



PRS-332: PD-1 based bispecifics

- Fully proprietary Anticalins
- Novel in-licensed PD-1 mAb sequences
- Several **bispecifics with novel profiles under preclinical evaluation**
- **Objective of nominating PD-1 based bispecific development candidate in 2H16**

Ac demonstrates competitive c.p. engagement, inhibiting binding to ligand



Geo mean FL2-Hlog (PE)
15000
10000
5000
0
0.001
0.01
0.1
1
10
100
1000
Concentration [nM]
Anti-checkpoint Anticalin
Benchmark mAb
neg. ctrl Anticalin

Ac stable in PBS, hu & mu plasma after 1 week, 37°C



aSEC
Reference
1 week @37

Non-Confidential

23

Strategy For Clinical Development of Innovative IO Approaches Engage immune costimulatory targets (e.g. 4-1BB) in highly novel, targeted manner with unique multispecifics Establish superior therapeutic window over mAbs Aim to safely improve on monotherapy activity Explore checkpoint inhibitor combinations for maximum synergy, including PD-1 Create novel IO therapies built on key backbone components such as PD-1: next-generation multi-checkpoint antagonists Demonstrate superiority to existing PD-1 mAbs by leveraging flexibility of Anticalins Fully proprietary PD-1 position; internally generated Demonstrate synergy between targeted costimulatory engagement and multi-checkpoint blockade within own pipeline 4-1BB (CD137) activation combined with PD-1 blockade results in greater tumor growth inhibition than either monotherapy in preclinical studies1 1 Shindo, Y et al., Anticancer Res. 2015 Jan;35(1):129-36 Next-Generation IO Therapies: Novel multispecifics, novel combinations, wholly owned Non-Confidential

Financials – Accomplishments – Goals

Financial Highlights Cash & Cash Equivalents $31.2M1 Total Debt $0.0M Revenue Since Inception $52.9M Grant Revenue Since Inception $14.1M 12 Months 2015 Cash Burn (includes $1.2M in debt repayment) $14.4M Common Shares Outstanding 39,833,023 Options Outstanding (as of 3-31-16) 3,761,210 (at W/A strike price of $1.91) June 8, 2016 Closed $16.5M PIPE Financing 8,188,804 units2 1 excludes $16.5M gross proceeds from June 8 PIPE financing 2 each unit includes 0.40 warrants with $2/share strike price and 0.20 warrants with $3/share strike price As of March 31, 2016 Non-Confidential

2015 Accomplishments and 2016 Goals 2015 Accomplishments Positive clinical data for second Anticalin (PRS-080) IND-enabling activities initiated for PRS-343 (IO) & PRS-060 (asthma) Several partnering milestone payments including Ph I initiation (Daiichi) First IO collaboration (Roche) 2016 Goals In vivo POC for CD137 bispecific immune costimulatory (PRS-343) Obtain independent PD-1 position Initiate IND-enabling studies for PD-1/X bispecific (PRS-332) Completion of first-in-patient study for PRS-080 (anemia) Progressing PRS-060 (asthma) and PRS-343 (IO) through IND-enabling studies, initiating first-in-man trials in 1H17 Report Ph I data for Daiichi lead Anticalin program (DS-9001) Additional partnership(s) Non-Confidential

Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 USA info@pieris.com www.pieris.com Non-Confidential